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EXHIBIT 21

SUBSIDIARIES OF FIRSTSERVICE CORPORATION

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                                                                                PERCENTAGE
                                                                                  OWNED BY
                                                                                REGISTRANT     JURISDICTION OF
NAME OF SUBSIDIARY                                                                     (1)       INCORPORATION
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
American Pool Enterprises, Inc. (2)                                                 80.00%            Delaware
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BDP Business Data Services, Ltd.                                                    86.00%             Ontario
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BLW, Inc. (d/b/a Security Services and Technologies ("SST")) (3)                    80.00%        Pennsylvania
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Cleanol Services Inc.                                                               90.00%             Ontario
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DDS Distribution Services, Ltd. (4)                                                 87.50%             Ontario
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Dickinson Management, Inc.                                                          80.00%             Florida
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FirstService (U.S.A.), Inc.                                                        100.00%            Delaware
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FirstService (U.S.A.) Security Holdings Inc.                                       100.00%            Delaware
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FirstService Continental Inc.                                                      100.00%             Florida
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FirstService Delaware, LLC                                                          87.10%            Delaware
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FirstService Delaware, LP                                                           87.10%            Delaware
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FirstService Financial Inc.                                                        100.00%        Pennsylvania
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FirstService GP, Inc.                                                              100.00%             Ontario
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FirstService Nova Scotia Corp.                                                      87.10%         Nova Scotia
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FirstService Watts Ltd.                                                            100.00%             Ontario
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Greenspace Services Ltd. (5)                                                        90.00%             Ontario
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Herbert A. Watts Ltd. (6)                                                           82.15%             Ontario
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Intercon Security Ltd. (7)                                                         100.00%             Ontario
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Prime Management Group, Inc. (8)                                                   100.00%             Florida
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Rossmar & Graham Community Association Management, Inc.                            100.00%             Arizona
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Superior Pool, Spa and Leisure Ltd.                                                 65.00%             Ontario
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The Continental Group, Inc.                                                         87.30%             Florida
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The Continental Group, Ltd. (9)                                                     87.30%             Florida
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The Franchise Company, Inc. (10)                                                    82.60%             Ontario
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The Wentworth Group, Inc. (11)                                                      80.00%        Pennsylvania
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

NOTES
(1) The percentage of each subsidiary not owned by the Registrant is owned by operating management of each respective subsidiary.
(2)      American Pool Enterprises, Inc. has 22 wholly owned subsidiaries.
(3)      SST has 1 wholly owned and 1 non-wholly owned subsidiary.
(4)      DDS Distribution Services, Ltd. has 14 wholly owned subsidiaries.
(5)      Greenspace Services Ltd. has 2 wholly owned subsidiaries.
(6)      Herbert A. Watts Ltd. has 8 wholly owned subsidiaries.
(7)      Intercon Security Ltd. has 4 wholly owned subsidiaries.
(8)      Prime Management Group, Inc. has 4 wholly owned subsidiaries.
(9)      The Continental Group, Ltd. has 5 wholly owned subsidiaries.
(10)     The Franchise Company, Inc. has 10 wholly owned subsidiaries and
         3 non-wholly owned subsidiaries.
(11)     The Wentworth Group, Inc. has 9 wholly owned subsidiaries and
         2 non-wholly owned subsidiaries.